Fees Summary	Nov. 04, 2024 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	17,545.94
Total Transaction Valuation	114,604,458.00
Total Offset Amount	0.00
Net Fee	$ 17,545.94